Exhibit 99.1

XPO Investor Presentation and Transcript

Agreement to Acquire Con-way, Inc.

September 2015

Disclaimers

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the expected closing date for the acquisition of Con-way, Inc. (“Con-way”), the expected impact of the acquisition and the related financing, including the expected impact on XPO Logistics’ results of operations and EBITDA, the expected ability to integrate operations and technology platforms and to cross-sell services, the expected growth of e-commerce and other sectors, the expected ability to realize cost synergies and profit improvement opportunities with respect to Con-way, the expected ability to retain Con-way’s businesses and to grow XPO’s and

Con-way’s businesses, and our 2015 and 2019 revenue and EBITDA targets. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include those discussed in XPO’s filings with the SEC and the following: economic conditions generally; competition; XPO’s ability to find suitable acquisition candidates and execute its acquisition strategy; the expected impact of the Con-way acquisition and the related financing, including the expected impact on XPO’s results of operations; the ability to obtain the requisite regulatory approvals; XPO’s ability to successfully complete the contemplated tender offer and subsequent merger; the ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to Con-way and other acquired companies; XPO’s ability to raise debt and equity capital; XPO’s ability to attract and retain key employees to execute its growth strategy, including retention of Con-way’s key employees; litigation, including litigation related to alleged misclassification of independent contractors; the ability to develop and implement a suitable information technology system; the ability to maintain positive relationships with XPO’s and Con-way’s networks of third-party transportation providers; the ability to retain XPO’s, Con-way’s and other acquired companies’ largest customers; rail and other network changes; weather and other service disruptions; and governmental regulation. All forward-looking statements set forth in this presentation are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO, Con-way or their respective businesses or operations. Forward-looking statements set forth in this presentation speak only as of the date hereof, and neither XPO nor Con-way undertakes any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.

All statements made herein concerning the future performance of the combined company after the completion of the merger are those XPO.

Additional Information and Where to Find it

The tender offer for the outstanding common stock of Con-way has not yet commenced. This document is for informational purposes only and does not constitute an offer to buy or a solicitation of an offer to sell any securities of Con-way. The solicitation and offer to buy common stock of Con-way will only be made pursuant to an Offer to Purchase and related materials. At the time the tender offer is commenced, XPO and Merger Subsidiary will file tender offer materials on Schedule TO with the SEC and Con-way will file a Solicitation/Recommendation statement on Schedule 14D-9 with the SEC with respect to the tender offer. The tender offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other tender offer documents) and the

Solicitation/Recommendation Statement will contain important information. Investors are urged to read these materials when they become available, as well as any other relevant documents filed with the SEC, carefully and in their entirety because they will contain important information, including the terms and conditions of the offer. The Offer to Purchase and the related letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of shares of Con-way at no expense to them. The Offer to Purchase and the related letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained, free of charge, through the investor relations page on XPO’s corporate website at www.xpocorporate.com or by contacting XPO Logistics, Inc. at Five Greenwich Office Park, Greenwich, CT 06831, Attention: Investor Relations.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, XPO and Con-way file annual, quarterly and special reports and other information with the SEC. You may read and copy any reports or other information filed by XPO or Con-way at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. XPO and Con-way’s filings with the SEC are also available at the SEC’s website www.sec.gov.

2 | XPO Investor Presentation September 2015

XPO Today: A Top Ten Global Leader

XPO provides cutting-edge supply chain solutions to the most successful companies in the world

#2 contract logistics provider worldwide by square footage #2 freight brokerage firm worldwide by net revenue #1 last mile logistics provider for heavy goods in North America #1 manager of expedited shipments in North America #3 provider of intermodal in North America Largest owned fleet in Europe Largest platform for outsourced e-fulfillment in Europe Growing presence in global freight forwarding

Will become the second largest provider of less-than-truckload (LTL) transportation in North America with the acquisition of Con-way

Source: Industry publications and company filings

3 | XPO Investor Presentation September 2015

Built to Serve Customers’ Growing Needs

Market Size Projected Growth

Sector ($ billions) (x GDP)

Contract Logistics $120 2 to 3 times

(North America and Europe)

Last Mile (North America) $13 5 to 6 times

Truck Brokerage (North America) $50 2 to 3 times

Road Transport (Europe) $85 ~ 2 times

Expedite (North America) $5 3 to 4 times

Intermodal (North America) $22 3 to 5 times

Sources: Armstrong & Associates, Norbridge, Inc., EVE Partners LLC, FTR Associates, SJ Consulting Group, Inc., Bureau of Economic Analysis, US Department of Commerce, A.T. Kearney, Transport Intelligence, American Trucking Associations and management estimates

4 | XPO Investor Presentation September 2015

Blue Chip Customers

Any trademarks or logos used in this presentation are the property of their respective owners

5 | XPO Investor Presentation September 2015

Blue Chip Customers

Any trademarks or logos used in this presentation are the property of their respective owners

6 | XPO Investor Presentation September 2015

$225 Million 2015 IT Spend Is Among Industry’s Highest

XPO is committed to staying at the forefront of innovation to help customers operate their supply chains more efficiently

World-class IT team of approximately 1,000 professionals

Over 200 IT projects in 2015

Sophisticated contract logistics solutions for complex supply chain requirements Rigorous inventory management technology Freight Optimizer for cutting-edge pricing and load-covering Real-time customer experience management solutions Online bidding software Powerful suite of Rail Optimizer tools

7 | XPO Investor Presentation September 2015

CEO Bradley S. Jacobs

Prior to XPO, founded and led four highly successful companies, including two world-class publicly-traded corporations

United Rentals: Built world’s largest equipment rental company

United Waste: Created 5th largest solid waste business in North America

Hamilton Resources: Grew global oil trading company to ~$1 billion

Amerex Oil Associates: Built one of world’s largest oil brokerage firms

United Rentals stock outperformed S&P 500 by 2.2x from 1997 to 2007

United Waste stock outperformed S&P 500 by 5.6x from 1992 to 1997

8 | XPO Investor Presentation September 2015

Highly Skilled Management Team

Ashfaque Chowdhury *CIO, Contract Logistics, Americas*	New Breed
Troy Cooper *Chief Operating Officer*	United Rentals, United Waste
Louis DeJoy *CEO, Contract Logistics, Americas*	New Breed
Gordon Devens *General Counsel*	AutoNation, Skadden Arps
Bill Fraine *COO, Contract Logistics, Americas*	New Breed, FedEx
Luis Angel Gómez *Managing Director, Transport, Europe*	Norbert Dentressangle, Christian Salvesen
John Hardig *Chief Financial Officer*	Stifel Nicolaus, Alex. Brown
Mario Harik *Chief Information Officer*	Oakleaf Waste Management
Angela Kirkby *Senior Vice President, Human Resources*	Belk, Bank of America, Accenture

Partial list

9 | XPO Investor Presentation September 2015

XPO Logistics

Highly Skilled Management Team (Cont'd)

Scott Malat *Chief Strategy Officer*	Goldman Sachs, UBS, JPMorgan Chase
Karl Meyer *Chief Executive Officer, Last Mile*	3PD, Home Depot
Dominick Muzi *President, Global Forwarding*	Priority Solutions, AIT Worldwide
Michael O'Donnell *Executive VP, Expedite Managed Transportation*	Landstar, Penske, TNT
Will O'Shea *Chief Sales and Marketing Officer, Last Mile*	3PD, Ryder, Cardinal Logistics
Ludovic Oster *Senior Vice President, Human Resources, Europe*	Norbert Dentressangle, Delphi, Valeo
Greg Ritter *Chief Customer Officer*	Knight Transportation, C.H. Robinson
Paul Smith *President, Intermodal*	Pacer
Malcolm Wilson *Managing Director, Logistics, Europe*	Norbert Dentressangle, NYK Logistics

Partial list

10 | XPO Investor Presentation September 2015

XPO Logistics

Agreement to Acquire Con-way Inc.

Transaction Summary

The boards of directors of XPO and Con-way have unanimously approved the transaction

Transaction Value: Approximately $3.0 billion, including $290 million of net debt

Purchase Price

Transaction Multiple: Approximately 5.7x consensus 2015E EBITDA of $528 million

XPO will launch a tender offer for all of Con-way’s outstanding shares by September 11, 2015, at a cash price of $47.60 per share.

Tender Offer Following the tender offer, if successful, Con-way will merge with a subsidiary of XPO, becoming a wholly owned subsidiary of XPO, and all remaining outstanding shares of Con-way will receive the same consideration paid to stockholders who participated in the tender offer.

The transaction is not conditioned on financing.

XPO has received committed financing from Morgan Stanley in the amount of $2.0 billion.

Financing The company has approximately $1.2 billion in cash and an undrawn $415 million ABL revolver.

Sources and The company expects to substantially increase its ABL capacity based on the addition of

Closing receivables from the acquisitions of Norbert Dentressangle and Con-way.

The transaction is expected to close in October 2015, subject to the satisfaction of customary conditions, including receipt of regulatory approvals.

Source: Consensus per Thompson

12 | XPO Investor Presentation September 2015

Acquisition Catapults XPO to Second Largest LTL Provider

XPO will have one of North America’s largest and most reliable LTL networks

LTL in North America is a $35 billion sector

Best-in-class LTL platform for reliable, time-definite pickup and delivery Non-commoditized, high-value-add, networked business Fills an important gap in XPO’s supply chain offering

XPO will gain significant capacity while remaining asset-light, with assets accounting for about a third of revenue

Accelerates sharing of best practices with Europe, where XPO holds leading LTL positions in the UK, France, Spain and Portugal

Net capex estimated at 3.3% of revenue after closing

Sources: Con-way company data and XPO company data

13 | XPO Investor Presentation September 2015

XPO Will Have $15 Billion Revenue and $1.1 Billion EBITDA

XPO’s Global Organization Today With Con-way

Customers 30,000 ~ 55,000

Employees 54,000 84,000

Locations 887 1,469

Countries 27 32

Contract logistics facilities 129 mm sq. ft. 151 mm sq. ft.

Acquisition of Con-way will accelerate XPO to new critical mass

Revenue and EBITDA are pro-forma for the combination, trailing 12 months Sources: Con-way company data and XPO company data

14 | XPO Investor Presentation September 2015

Actions Expected to Increase Profit by $170 – $210 Million

Within 12 months of closing, XPO expects to begin realizing cost synergies from:

Improving purchasing and supplier management related to facility operations, equipment, fuel, professional services, maintenance, supplies and marketing

Reducing Con-way’s annual technology spend of $227 million

Eliminating duplicative back - office and public company costs

Integrating Con-way’s $200 million brokerage business to share data and capacity

In the second year, XPO expects additional profit improvements from:

Reducing its $3.6 billion combined spend on purchased transportation

Using data from $2.7 billion of freight under management to identify carriers, assign loads and fill backhauls more efficiently

Utilizing its extensive intermodal network to improve LTL line-haul efficiency

Sources: Con-way company data and XPO company data

15 | XPO Investor Presentation September 2015

Menlo Services Are Highly Synergistic to XPO

Menlo Logistics, Con-way’s asset-light subsidiary, will create immediate synergies in three areas of service

Top 30 global contract logistics company

22 million square feet of contract logistics space – will expand XPO’s global logistics footprint to 151 million square feet

160 contract logistics locations

Blue chip relationships in verticals such as high tech, healthcare and retail

E-fulfillment operations in North America and Europe $200 million truck brokerage business $1.3 billion of freight under management

All acquired services will be integrated and rebranded as XPO Logistics

Source: Con-way company data

16 | XPO Investor Presentation September 2015

Additional Compelling Reasons for Con-way Transaction

Consolidate position as a major outsourced provider in the high-growth e-commerce sector

Add blue chip accounts with e-fulfillment contracts in North America and Europe

Cross-sell LTL to XPO’s 16,000 truckload customers in North America

Cross-sell XPO’s range of services to Con-way’s 36,000 customers

Expand service to the high-growth cross-border Mexico corridor with the addition of

Con-way’s truckload business

Sources: Con-way company data and XPO company data

17 | XPO Investor Presentation September 2015

XPO Will Gain Massive Capacity to Serve Customers

Strategic ownership of LTL assets will benefit XPO and its customers during periods of tight capacity

XPO will have a blended transportation model of brokered, owned and contracted capacity in North America, as it already does in Europe

Combined global capacity – approximately 19,000 owned tractors and 46,000 owned trailers, 10,000 trucks contracted through independent owner-operators, and access to more than 50,000 independent carriers

Combined North American capacity – approximately 11,000 owned tractors and 33,000 owned trailers, over 6,000 trucks contracted through independent owner operators, and access to more than 38,000 independent carriers

Lane density covering approximately 99% of all postal codes in the United States, as well as the regions that produce 90% of the eurozone’s GDP

Upon closing, XPO will arrange 148,000 deliveries a day, 66% more than the current volume of 89,000 deliveries

Sources: Con-way company data and XPO company data

18 | XPO Investor Presentation September 2015

XPO’s Combined Revenue

By Line of Business

LTL

25%

Contract

Logistics

34%

Global

Forwarding

3%

FTL

9%

Freight

Brokerage

29%

By Country of Operation

Other 12%

Spain

4% United States 61%

UK 10%

France 13%

Note: Freight Brokerage includes truck brokerage, intermodal, last mile and expedite Pro-forma for the Con-way acquisition, trailing 12 months as of June 30, 2015 Sources: Con-way company data and XPO company data

19 | XPO Investor Presentation September 2015

Financial Highlights

First 42 Months of XPO’s Growth Strategy

TTM Revenue ($ millions)

$3,412

$2,777

$2,357

$1,783

$1,315

$871 $554 $702 $348 $431 $214 $279 $180 $191

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

2012 2013 2014 2015

21 | XPO Investor Presentation September 2015

Strong Financial Model and Market Relationships

$1.2 billion in cash, in addition to an undrawn $415 million asset-backed facility

XPO expects to substantially increase its ABL based on the addition of receivables from the acquisitions of Norbert Dentressangle and Con-way Positive and accelerating free cash flow Net capex of 2% of revenue, estimated to be 3.3% after acquisition of Con-way Global access to the highest caliber institutional investors Raised total of $2 billion of equity in two private offerings

September 2014: three global investors endorsed XPO’s growth strategy

May 2015: same three investors expanded their positions, together with new institutional investors

22 | XPO Investor Presentation September 2015

Financial Targets

2015 Year-End Targets

An annual revenue run rate of at least $9.5 billion by December 31, 2015 An annual EBITDA run rate of at least $625 million by December 31, 2015

2019 Full-Year Targets

Approximately $23 billion of revenue Approximately $1.5 billion of EBITDA

XPO intends to raise its year-end 2015 target run rates, and issue new long-term targets, upon completion of the Con-way acquisition

23 | XPO Investor Presentation September 2015

Acquired Norbert Dentressangle (ND)

June 8, 2015

Acquired ND as Platform for Growth in Europe

Timing capitalized on strong U.S. dollar and start of expected economic rebound in the eurozone. Added €5.1 billion ($5.5 billion) of annual revenue: (1)

Contract Logistics Transportation Global Forwarding

2014 Revenue 2014 Revenue 2014 Revenue

€2.6 billion €2.3 billion €0.2 billion

27,800 employees 13,900 employees 650 employees

Leading outsourced European Balanced non-asset and 54 offices

e-fulfillment platform asset-based platform includes

over €1 billion of freight

Also provides reverse logistics, brokerage revenue

cold chain, chemicals handling,

value-added warehousing Largest owned truck fleet in

Europe, including over €250

million of dedicated carriage

(1) 2014 revenue

25 | XPO Investor Presentation September 2015

Preeminent European Transportation Network

36-year history as global partner to blue chip customers

Customer verticals include retail, food and beverage, manufacturing, chemicals, agriculture, e-commerce and high tech

Serves customers with a blended transportation model of brokered, owned and contracted capacity that offers flexibility and control over capacity

Rapid growth in freight brokerage, LTL palletized service and dedicated carriage

Ground transportation in primary markets of the UK, Spain and France is an estimated €95 billion market

Source: Company information

26 | XPO Investor Presentation September 2015

Leadership in European E-Fulfillment

Favorable historical performance and future growth opportunities

€242 million revenue in e-commerce logistics in 2014

Business focused in the UK, Spain and France

Strong growth potential with approximately 5% market share in estimated €5 billion European e-fulfillment market

Expected to increase at 9% to 10% CAGR over the next several years

Increasingly complex supply chains and customer requirements demand scale, which XPO has and few others can match

Deep relationships with blue chip B2B and B2C customers

Leading capabilities in high-growth reverse logistics

Source: Company information

27 | XPO Investor Presentation September 2015

Acquired Bridge Terminal Transport (BTT)

June 1, 2015

Acquired Bridge Terminal Transport (BTT)

One of the largest asset-light drayage providers in the United States

Approximately 1,800 customers

Revenue of $232 million and EBITDA of $12.4 million for the trailing 12 months ended March 31, 2015

Purchase price was $100 million, excluding any working capital adjustments, with no assumption of debt

Represents a consideration of 8.1 times EBITDA of $12.4 million Operations have been integrated as XPO Logistics and are being rebranded

29 | XPO Investor Presentation September 2015

Strategic Rationale for BTT Acquisition

XPO gained 1,300 independent owner operators and 28 terminals

Increased XPO’s total capacity under contract to its drayage, last mile and expedite businesses to more than 6,400 independent owner operators

Expanded XPO’s drayage footprint on the East Coast

XPO can take on more freight in tight markets when drayage capacity is scarce

More cost effective and more reliable to use contracted owner operators, rather than unaffiliated third-party carriers

Well-run operations can be seamlessly integrated into XPO’s network

30 | XPO Investor Presentation September 2015

Summary

Positioned for EBITDA Growth and Value Creation

XPO is a top ten global transportation and logistics company, providing cutting-edge supply chain solutions to the most successful companies in the world

Highly integrated, unique, multi-modal organization with blended transportation model

Will become second largest provider of LTL services in North America with acquisition of Con-way, and will increase presence in contract logistics, freight brokerage and managed transportation

Significant future EBITDA growth embedded in XPO’s business model, in addition to the $170 million to $210 million of profit improvement expected at Con-way

XPO management owns approximately 16% of fully diluted shares – interests are entirely aligned with those of public shareholders to meaningfully increase EBITDA and create substantial shareholder value

On track to exceed our current year-end financial targets, with a clear line of sight to grow EBITDA to more than $1.5 billion by 2019

32 | XPO Investor Presentation September 2015

Supplemental Materials

XPO Business Glossary

Contract Logistics: An asset-light, technology-enabled business characterized by long-term contractual relationships with high renewal rates, low cyclicality and a high-value-add component that minimizes commoditization. Contracts are typically structured as either fixed-variable, cost-plus or gain-share. XPO services include highly engineered solutions, e-fulfillment, reverse logistics, packaging, factory support, aftermarket support, warehousing and distribution for customers in aerospace, manufacturing, retail, life sciences, chemicals, food and beverage, and cold chain.

Expedite: A non-asset business that facilitates time-critical, high-value or high-security shipments, usually on very short notice. Revenue is either contractual or transactional, primarily driven by unforeseen supply chain disruptions or just-in-time inventory demand for raw materials, parts or goods. XPO provides three types of expedite service: ground transportation via a network of independent contract carriers; air charter transportation facilitated by proprietary, web-based technology that solicits bids and assigns loads to aircraft; and a managed transportation network that is the largest web-based expedite management technology in North America.

Freight Brokerage: A variable cost business that facilitates the trucking of freight by procuring carriers through the use of proprietary technology. Freight brokerage net revenue is the spread between the price to the shipper and the cost of purchased transportation. In North America, XPO has a non-asset freight brokerage business, with a network of 32,000 independent carriers. In Europe, XPO generates over €1 billion in freight brokerage revenue annually, with capacity provided by an asset-light mix of owned fleet and independent carriers.

Global Forwarding: A non-asset business that facilitates freight shipments by ground, air and ocean. Shipments may have origins and destinations within North America, to or from North America, or between foreign locations. Services are provided through a network of market experts who provide local oversight in thousands of key trade areas worldwide. XPO’s global forwarding service can arrange shipments with no restrictions as to size, weight or mode, and is OTI and NVOCC licensed.

34 | XPO Investor Presentation September 2015

XPO Business Glossary

Intermodal: An asset-light business that facilitates the movement of long-haul, containerized freight by rail, often with a drayage (trucking) component at either end. Intermodal is a variable cost business, with revenue generated by a mix of contractual and spot market transactions. Net revenue equates to the spread between the price to the shipper and the cost of purchasing rail and truck transportation. Two factors are driving growth in intermodal in North America: rail transportation is less expensive and more fuel efficient per mile than long-haul trucking, and rail is a key mode of transportation in and out of Mexico, where the manufacturing base is booming due to a trend toward near-shoring.

Last Mile: A non-asset business that facilitates the delivery of goods to their final destination, most often to consumer households. XPO specializes in two areas of last mile service: arranging the delivery and installation of heavy goods such as appliances, furniture and electronics, often with a white glove component; and providing logistics solutions to retailers and distributors to support their e-commerce supply chains and omni-channel distribution strategies. Capacity is sourced from a network of independent contract carriers and technicians.

Less-than-Truckload (LTL): The transportation of a quantity of freight that is larger than a parcel, but too small to require an entire truck, and is often shipped on a pallet. LTL shipments are priced according to the weight of the freight, its commodity class (which is generally determined by its cube/weight ratio and the description of the product), and mileage within designated lanes. An LTL carrier typically operates a hub-and-spoke network that allows for the consolidation of multiple shipments for different customers in single trucks.

35 | XPO Investor Presentation September 2015

Appendix

Common Stock Equivalent (as of 6/30/2015)

Common Shares 107.8 million (1)

Preferred Shares 10.4 million

Warrants 10.5 million (8.9 million dilutive) (2)

Convertible Senior Notes 4.4 million shares (3)

Stock Options and RSUs 2.7 million shares dilutive (4)

Fully diluted shares outstanding 134.2 million shares

(1) Includes new common shares issued in the May 2015 PIPE transaction

(2) Dilutive effect of warrants calculated using treasury method (using XPO closing price of $45.18 on June 30, 2015)

(3) Assumes conversion in full of $72 million in aggregate principal amount of 4.50% convertible senior notes due 2017 outstanding at June 30, 2015

(4) Dilutive effect of RSUs and stock options outstanding at June 30, 2015, calculated using treasury method (using XPO closing price of $45.18 on June 30, 2015)

36 | XPO Investor Presentation September 2015